SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 29, 2013

CONAGRA FOODS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-7275	47-0248710
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One ConAgra Drive Omaha, Nebraska 68102-5001
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (402) 240-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On January 29, 2013, ConAgra Foods, Inc. (“ConAgra Foods”) completed its previously announced acquisition of Ralcorp Holdings, Inc. (“Ralcorp”), which is now a wholly-owned subsidiary of ConAgra Foods.

Pursuant to the Agreement and Plan of Merger dated as of November 26, 2012 (the “Merger Agreement”) among Ralcorp, ConAgra Foods and Phoenix Acquisition Sub Inc., a wholly-owned subsidiary of ConAgra Foods, each outstanding share of Ralcorp common stock was converted into the right to receive $90.00 in cash, without interest.  The total amount of consideration paid in connection with the merger was approximately $5.08 billion.  ConAgra Foods funded the merger consideration with existing cash on hand, borrowings under its new term loan facility, its existing revolving credit facility and its commercial paper program, and proceeds from the issuance of new senior notes and common stock.

Item 7.01.  Regulation FD Disclosure.

On January 29, 2013, ConAgra Foods issued a press release announcing that (i) Ralcorp’s shareholders approved the Merger Agreement at the special meeting of Ralcorp’s shareholders held on January 29, 2013 and (ii) ConAgra Foods completed its acquisition of Ralcorp after the special meeting of Ralcorp’s shareholders was held on January 29, 2013.  A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K, and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited consolidated financial statements of Ralcorp filed by ConAgra Foods as Exhibit 99.1 to ConAgra Foods’ current report on Form 8-K filed on January 3, 2013 are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial information filed by ConAgra Foods as Exhibit 99.2 to ConAgra Foods’ current report on Form 8-K filed on January 3, 2013 is incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued on January 29, 2013
99.2	Audited consolidated financial statements of Ralcorp Holdings, Inc. (incorporated by reference to Exhibit 99.1 to ConAgra Foods’ Current Report on Form 8-K filed with the SEC on January 3, 2013)
99.3	Pro forma financial information (incorporated by reference to Exhibit 99.2 to ConAgra Foods’ Current Report on Form 8-K filed with the SEC on January 3, 2013)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ConAgra Foods, Inc.

Date:	January 29, 2013	By:	/s/ Colleen Batcheler
			Name:	Colleen Batcheler
			Title:	Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued on January 29, 2013
99.2	Audited consolidated financial statements of Ralcorp Holdings, Inc. (incorporated by reference to Exhibit 99.1 to ConAgra Foods’ Current Report on Form 8-K filed with the SEC on January 3, 2013)
99.3	Pro forma financial information (incorporated by reference to Exhibit 99.2 to ConAgra Foods’ Current Report on Form 8-K filed with the SEC on January 3, 2013)